UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2024 (June 4, 2024)

GOGO INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35975 (Commission File Number)	27-1650905 (IRS Employer Identification No.)

105 Edgeview Dr., Suite 300 Broomfield, CO (Address of principal executive offices)	80021 (Zip Code)

Registrant’s telephone number, including area code:

303-301-3271

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GOGO	NASDAQ Global Select Market
Preferred Stock Purchase Rights	GOGO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The board of directors of Gogo Inc. (the “Company”) previously adopted, subject to stockholder approval, (i) the 2024 Employee Stock Purchase Plan (the “2024 ESPP”), which replaces the Company’s prior employee stock purchase plan that expired according to its terms on June 26, 2023, and (ii) the 2024 Omnibus Equity Incentive Plan (the “2024 Plan”), which replaces the Company’s Second Amended and Restated 2016 Omnibus Incentive Plan. The Company’s stockholders approved each of the 2024 ESPP and the 2024 Plan at the Company’s 2024 annual meeting of stockholders held on June 4, 2024 (the “2024 Annual Meeting”). The 2024 ESPP and the 2024 Plan each became effective as of the date of such stockholder approval.

The material features of the 2024 ESPP and the 2024 Plan are described in the Company’s definitive proxy statement on Schedule 14A for the 2024 Annual Meeting (the “2024 Proxy Statement”) filed with the Securities and Exchange Commission, in the sections titled “Proposal 3: Approval of the 2024 Employee Stock Purchase Plan” and “Proposal 4: Approval of the 2024 Omnibus Equity Incentive Plan,” which are incorporated herein by reference. Such descriptions are qualified entirely by reference to the 2024 ESPP and the 2024 Plan, copies of which are filed as Exhibits 10.1 and 10.2, respectively, hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 4, 2024, the Company held its 2024 Annual Meeting. Stockholders representing 118,131,662 shares, or 92.26%, of the Company’s common stock outstanding as of the April 5, 2024 record date were present in person or were represented at the meeting by proxy. Each proposal subject to a vote at the 2024 Annual Meeting was described in detail in the Company’s 2024 Proxy Statement. At the Annual Meeting, five items were acted upon by the stockholders. Final voting results are shown below.

PROPOSAL 1

ELECTION OF DIRECTORS

Stockholders elected each of the following Class II directors to serve a three-year term expiring at the Company’s 2027 annual meeting of stockholders or until their successors are duly elected and qualified.

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
Michele Coleman Mayes	91,440,583	10,387,717	16,303,362
Harris N. Williams	100,329,865	1,498,435	16,303,362

PROPOSAL 2

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Stockholders approved the non-binding advisory resolution approving 2023 executive compensation.

VOTES FOR	100,541,683
VOTES AGAINST	1,208,108
ABSTENTIONS	78,509
BROKER NON-VOTES	16,303,362

PROPOSAL 3

VOTE TO APPROVE 2024 ESPP

Stockholders approved the 2024 ESPP.

VOTES FOR	101,680,903
VOTES AGAINST	138,692
ABSTENTIONS	8,705
BROKER NON-VOTES	16,303,362

PROPOSAL 4

VOTE TO APPROVE 2024 PLAN

Stockholders approved the 2024 Plan.

VOTES FOR	100,476,796
VOTES AGAINST	1,325,802
ABSTENTIONS	25,702
BROKER NON-VOTES	16,303,362

PROPOSAL 5

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

VOTES FOR	117,848,819
VOTES AGAINST	256,302
ABSTENTIONS	26,541

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1#	2024 Employee Stock Purchase Plan
10.2#	2024 Omnibus Equity Incentive Plan
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

# Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOGO INC.

By: /s/ Crystal L. Gordon
Crystal L. Gordon
Executive Vice President, General Counsel, Chief Administrative Officer, and Secretary

Date: June 6, 2024